SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                              ________________


                                  FORM 8-K



                               CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               Date of Report
                     (Date of earliest event reported)
                              May 22, 1995



                         COLGATE-PALMOLIVE COMPANY
           (Exact name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)

          1-644-2                                         13-1815595
         --------                                         ----------
(Commission File Number)                                 (IRS Employer
                                                      Identification No.)

300 Park Avenue New York, NY                                10022
- ----------------------------                                -----
(Address of principal executive offices)                  (Zip code)

     Registrant's telephone number, including area code (212) 310-2000
                                                        --------------

   Total number of sequentially numbered pages in this filing, including exhibits thereto:___

Item 5.  OTHER EVENTS
         ------------
         On May 22, 1995, Registrant agreed to issue $25,000,000 principal amount of Medium Term Notes linked to the Nikkei 300 Index to be sold from time to time pursuant to the Distribution Agreement, dated May 16, 1994 with Citicorp Securities, Inc., Goldman, Sachs & Co., Lazard Freres & Co. LLC (formerly known as Lazard Freres & Co.), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. as Agents. Simultaneous with the closing of this transaction, Registrant will enter into a swap agreement having a notional amount of $25,000,000 as a result of which Registrant's obligation with respect to the combined transaction will be established in dollars bearing interest tied to commercial paper.




Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c) Exhibits

         The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement on Form S-3 (No. 33-78424)

         Exhibit 4.2      Definitive Nikkei 300 Indexed Note


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         COLGATE-PALMOLIVE COMPANY



Date:   May 31, 1995                     By:  /s/ Stephen C. Patrick
                                            -----------------------------
                                                 Stephen C. Patrick
                                            Vice President, Corporate Controller

                                  EXHIBIT INDEX


         Exhibit
         -------

1.        4.2        Definitive Nikkei 300 Indexed Note















                                        3